BOSTON COMMON U.S. EQUITY FUND
ticker: BCAMX

Supplement dated November 21, 2017 to the
Summary Prospectus
 dated January 30, 2017

Important Notice Regarding Change in Investment Policy

Effective January 30, 2018, the Boston Common U.S. Equity Fund will change its name to the:

"Boston Common ESG Impact U.S. Equity Fund"

The investment adviser believes that the new name will better describe the Fund's current investment strategy.

All references in the Summary Prospectus to the Boston Common U.S. Equity Fund will be replaced with Boston Common ESG Impact U.S. Equity Fund.

Although the investment strategy will not change, the Fund's investment policy will be updated to reflect the newly named Fund.

The new Investment Policy for the Boston Common ESG Impact U.S. Equity Fund will be:

The Boston Common ESG Impact U.S. Equity Fund will normally invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. companies that meet the Adviser's ESG criteria.

Please retain this Supplement with the Summary Prospectus.